Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SES S.A. (the “Company”) on Form 20-F for the year ended 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adel Al-Saleh, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2026

By:	/s/ Adel Al-Saleh
Name: Adel Al-Saleh
Title: Chief Executive Officer